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                                                                Exhibit 10.1(D)

                           Securities Insurance Policy


FINANCIAL GUARANTY INSURANCE COMPANY
115 BROADWAY
NEW YORK, NEW YORK  10006
(212) 312-3000
(800) 352-0001

SURETY BOND



ISSUER:  EquiCredit Funding                   POLICY NUMBER:
Trust 1996-A


SECURED OBLIGATIONS:   $                      CONTROL NUMBER:
aggregate principal amount of
EquiCredit Funding Asset Backed
Certificates, Series 1996-A


                                              DEPOSIT PREMIUM:  $


TRUSTEE:   First Bank National
           Association


Financial Guaranty Insurance Company ("Financial Guaranty"), a New York monoline insurance company, in consideration of its receipt of the Deposit premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Series 1996-A Certificates, to the extent set forth in the Pooling and Servicing Agreement. The Series 1996-A Certificates are referred to herein as the "Insured Obligations".

Financial Guaranty will make such payment out of its own funds by 10:00 A.M. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Payment Date on which the Insured Payment is distributable to Series 1996-A Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to Series 1996-A Certificateholders in the same manner as the payments with respect to the Series 1996-A Certificates.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Series 1996-A Certificateholders to receive the amount so paid as set forth in Section 6.05(c) of the Pooling and Servicing Agreement. Financial Guaranty's obligations hereunder with respect to each Payment Date shall be discharged to the extent funds consisting
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FINANCIAL GUARANTY INSURANCE COMPANY
115 BROADWAY
NEW YORK, NEW YORK  10006
(212) 312-3000
(800) 352-0001

SURETY BOND


of the Insured Payment are received by the Trustee on behalf of the Series 1996-A Certificateholders for distribution to such holders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

This Surety Bond is non-cancellable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Series 1996-A Certificates prior to their respective maturities.

In addition to the Deposit Premium set forth on the face of this Surety Bond, a monthly premium shall be due and payable on this Surety Bond on each Payment Date, commencing October 15, 1996, in an amount equal to one-twelfth of .__% of the then outstanding Series 1996-A Principal Balance on the Payment Date on which said monthly premium shall be due and payable after giving effect to distributions to Series 1996-A Certificateholders.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means written notice in the form of Exhibit Q to the Pooling and Servicing Agreement by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the Class A Remittance Amount, the Available Payment Amount and Excess Spread for such Payment Date, and the Insured Payment which shall be due and owing on the Payment Date. "Series 1996-A Certificateholder" means, as to a particular Series 1996-3 Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Representative or any Depositor who, on the applicable Payment Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among EquiCredit Corporation of America, as Servicer, the Depositors listed therein and First Bank National Association as Trustee, dated as of September 1, 1996.


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FINANCIAL GUARANTY INSURANCE COMPANY
115 BROADWAY
NEW YORK, NEW YORK  10006
(212) 312-3000
(800) 352-0001

SURETY BOND


In the event that payments under any Series 1996-A Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty.

IN WITNESS WHEREOF, Financial Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



- ---------------------------------                 ------------------------------
President                                         Authorized Representative


Effective Date:  September 20, 1996


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